UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

March 16, 2011
Date of report (Date of earliest event reported)

Feihe International, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Utah	001-32473	90-0208758
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Star City International Building, 10 Jiuxianqiao Road, C-16th Floor
Chaoyang District, Beijing, China 100016
(Address of principal executive offices, including Zip Code)

+86 (10) 8457-4688
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 7.01                      Regulation FD Disclosure.

On March 16, 2011, Feihe International, Inc. (the “Company”) issued a press release announcing the date for its full year 2010 earnings release and conference call and that it had filed a Form 12b-25 to extend the deadline for filing its Form 10-K.  A copy of the Company’s press release is furnished herewith as Exhibit 99.1.

Item 9.01                      Financial Statements and Exhibits

(d) Exhibits.

Exhibit	Description

99.1	Feihe International, Inc. press release announcing date for earnings release and conference call and filing of Form 12b-25

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEIHE INTERNATIONAL, INC.

By:	/s/ Leng You-Bin
Leng You-Bin
Chairman and CEO

Date: March 16, 2011

INDEX TO EXHIBITS

Exhibit	Description

99.1	Feihe International, Inc. press release announcing date for earnings release and conference call and filing of Form 12b-25